Trade receivables and other current assets	6 Months Ended
Jun. 30, 2024
Text block1 [abstract]
Trade receivables and other current assets

Note 10. Trade receivables and other current assets

10.1 Trade receivables

	As of December 31,	As of June 30,
	2023	2024
	$ in thousands
Trade receivables	569	9,741
Allowance for expected credit losses	-	-
Total net value of trade receivables	569	9,741

All trade receivables have payment terms of less than one year.

The trade receivables increase as of June 30, 2024 is due to $6.5 million receivable from Servier pursuant to a milestone achievement related to the dosing of first subject in a Phase I on June 11, 2024, and a $2.7 million receivable related to reinvoicing to AZ Ireland of Research Costs rechargeable. Trade receivables as of December 31, 2023 were not material and related to License agreements.

Other receivables correspond to invoicing under our licensing agreements.

10.2 Subsidies receivables

	As of December 31,	As of June 30,
	2023	2024
	$ in thousands
Research tax credit	20,900	14,958
Other subsidies	-	-
Total subsidies receivables	20,900	14,958

10.3 Other current assets

	As of December 31,	As of June 30,
	2023	2024
	$ in thousands
VAT receivables	1,414	1,602
Income tax receivable	192	0
Prepaid expenses and other prepayments	5,716	5,196
Tax and social receivables	55	52
Deferred expenses and other current assets	345	737
Total other current assets	7,722	7,587

Prepaid expenses and other prepayments primarily include advances to our sub-contractors on research and development activities. These mainly relate to advance payments to suppliers of biological raw materials and to third parties participating in product manufacturing.

During the year ended December 31, 2023, and the six-month period ended June 30, 2024, we prepaid certain manufacturing costs related to our product candidates UCART123, UCART22 and UCART20x22.

As of December 31, 2023 and June 30, 2024, tax and social receivables relate mainly to social charges on personnel expenses.